UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 19, 2018

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture for 5.375% Senior Secured Notes due 2023

On October 17, 2018, following the receipt of requisite consents, Altice US Finance I Corporation, a Delaware corporation (the “Issuer”), and an indirect, wholly owned subsidiary of Altice USA, Inc. (“Altice USA”), entered into a supplemental indenture (the “2023 Supplemental Indenture”) between and among the Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, which modified the provisions of the indenture, dated as of June 12, 2015 (the “2023 Original Notes Indenture”), pursuant to which substantially all of the restrictive covenants, certain events of default and certain additional covenants, rights and obligations contained in the 2023 Original Notes Indenture have been amended (the “Proposed Amendments”).  The Proposed Amendments will become operative only immediately prior to the occurrence of the Combination on the Combination Date (as defined in the 2023 Supplemental Indenture). The foregoing description of the 2023 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2023 Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture for 5.500% Senior Secured Notes due 2026

On October 17, 2018, following the receipt of requisite consents, the Issuer, an indirect, wholly owned subsidiary of Altice USA, entered into a supplemental indenture (the “2026 Supplemental Indenture”) between and among the Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, which modified the provisions of the indenture, dated as of April 26, 2016 (the “2026 Original Notes Indenture”), pursuant to which substantially all of the restrictive covenants, certain events of default and certain additional covenants, rights and obligations contained in the 2026 Original Notes Indenture have been amended (the “Proposed Amendments”).  The Proposed Amendments will become operative only immediately prior to the occurrence of the Combination on the Combination Date (as defined in the 2026 Supplemental Indenture). The foregoing description of the 2026 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2026 Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture for 7.750% Senior Notes due 2025

On October 17, 2018, following the receipt of requisite consents, Cequel Communications Holdings I, LLC and Cequel Capital Corporation (collectively, the “Senior Notes Co-Issuers”), indirect, wholly owned subsidiaries of Altice USA, entered into a supplemental indenture (the “2025 Supplemental Indenture”) between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee, which modified the provisions of the indenture, dated as of June 12, 2015 (the “2025 Original Notes Indenture”), pursuant to which substantially all of the restrictive covenants, certain events of default and certain additional covenants, rights and obligations contained in the 2025 Original Notes Indenture have been amended (the “Proposed Amendments”).  The Proposed Amendments will become operative only immediately prior to the occurrence of the Combination on the Combination Date (as defined in the 2025 Supplemental Indenture). The foregoing description of the 2025 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2025 Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture for 7.500% Senior Notes due 2028

On October 17, 2018, following the receipt of requisite consents, the Senior Notes Co-Issuers, indirect, wholly owned subsidiaries of Altice USA, entered into a supplemental indenture (the “2028 Supplemental Indenture”) between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee, which modified the provisions of the indenture, dated as of April 5, 2018 (the “2028 Original Notes Indenture”), pursuant to which substantially all of the restrictive covenants, certain events of default and certain additional covenants, rights and obligations contained in the 2028 Original Notes Indenture have been amended (the “Proposed Amendments”).  The Proposed Amendments will become operative only immediately prior to the occurrence of the Combination on the Combination Date (as defined in the 2028 Supplemental Indenture). The foregoing description of the 2028 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2028 Supplemental Indenture, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 5.375% Senior Secured Notes due 2023

On October 18, 2018, the Issuer, an indirect, wholly-owned subsidiary of Altice USA, exchanged $1,095,493,000 aggregate principal amount of its 5.375% senior secured notes due 2023 (the “2023 Original Notes”) governed by the 2023 Original Notes Indenture for an equal aggregate principal amount of the Issuer’s new 5.375% senior secured notes due 2023 (the “2023 New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2023 Original Notes accepted for exchange have been cancelled.

The 2023 New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2023 New Notes Indenture”), between and among the Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee. The 2023 New Notes bear interest at a rate of 5.375% per annum and will pay interest semi-annually on January 15 and July 15 of each year, commencing on January 15, 2019. Interest will be deemed to accrue from July 15, 2018, as if the 2023 New Notes had been issued on such date, or, if interest has already been paid on the 2023 Original Notes as of a later date, from the date it was most recently paid. The 2023 New Notes record dates for interest payments are January 1 and July 1 and will mature on July 15, 2023. The terms and conditions of the 2023 New Notes are substantially identical to the terms and conditions of the 2023 Original Notes governed by the 2023 Original Notes Indenture except that the 2023 New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2023 New Notes will be automatically exchanged for an equal aggregate principal amount of 5.375% senior guaranteed notes due 2023 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2023 New Notes Indenture. The foregoing description of the 2023 New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2023 New Notes Indenture, a copy of which is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 5.500% Senior Secured Notes due 2026

On October 18, 2018, the Issuer, an indirect, wholly-owned subsidiary of Altice USA, exchanged $1,495,642,000 aggregate principal amount of its 5.500% senior secured notes due 2026 (the “2026 Original Notes”) governed by the 2026 Original Notes Indenture for an equal aggregate principal amount of the Issuer’s new 5.500% senior secured notes due 2026 (the “2026 New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2026 Original Notes accepted for exchange have been cancelled.

The 2026 New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2026 New Notes Indenture”), between and among the Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee. The 2026 New Notes bear interest at a rate of 5.500% per annum and will pay interest semi-annually on May 15 and November 15 of each year, commencing on November 15, 2018. Interest will be deemed to accrue from May 15, 2018, as if the 2026 New Notes had been issued on such date, or, if interest has already been paid on the 2026 Original Notes as of a later date, from the date it was most recently paid. The 2026 New Notes record dates for interest payments are May 14 and November 14 and will mature on May 15, 2026. The terms and conditions of the 2026 New Notes are substantially identical to the terms and conditions of the 2026 Original Notes governed by the 2026 Original Notes Indenture except that the 2026 New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2026 New Notes will be automatically exchanged for an equal aggregate principal amount of 5.500% senior guaranteed notes due 2026 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2026 New Notes Indenture. The foregoing description of the 2026 New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2026 New Notes Indenture, a copy of which is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 5.125% Senior Notes due 2021

On October 18, 2018, the Senior Notes Co-Issuers, indirect, wholly-owned subsidiaries of Altice USA, exchanged $739,279,000 aggregate principal amount of their 5.125% senior notes due 2021 (the “2021 May Original Notes”) governed by an indenture dated May 16, 2013 (the “2021 May Original Notes Indenture”) for an equal aggregate principal amount of the Senior Notes Co-Issuers’ new 5.125% senior notes due 2021 (the “2021 May New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2021 May Original Notes accepted for exchange have been cancelled.

The 2021 May New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2021 May New Notes Indenture”), between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee. The 2021 May New Notes bear interest at a rate of 5.125% per annum and will pay interest semi-annually on June 15 and December 15 of each year, commencing on December 15, 2018. Interest will be deemed to accrue from June 15, 2018, as if the 2021 May New Notes had been issued on such date, or, if interest has already been paid on the

2021 May Original Notes as of a later date, from the date it was most recently paid. The 2021 May New Notes record dates for interest payments are June 1 and December 1 and will mature on December 15, 2021. The terms and conditions of the 2021 May New Notes are substantially identical to the terms and conditions of the 2021 May Original Notes governed by the 2021 May Original Notes Indenture except that the 2021 May New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2021 May New Notes will be automatically exchanged for an equal aggregate principal amount of 5.125% senior notes due 2021 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2021 May New Notes Indenture. The foregoing description of the 2021 May New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2021 May New Notes Indenture, a copy of which is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 5.125% Senior Notes due 2021

On October 18, 2018, the Senior Notes Co-Issuers, indirect, wholly-owned subsidiaries of Altice USA, exchanged $493,049,000 aggregate principal amount of their 5.125% senior notes due 2021 (the “2021 September Original Notes”) governed by an indenture dated September 9, 2014 (the “2021 September Original Notes Indenture”) for an equal aggregate principal amount of the Senior Notes Co-Issuers’ new 5.125% senior notes due 2021 (the “2021 September New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2021 September Original Notes accepted for exchange have been cancelled.

The 2021 September New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2021 September New Notes Indenture”), between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee. The 2021 September New Notes bear interest at a rate of 5.125% per annum and will pay interest semi-annually on June 15 and December 15 of each year, commencing on December 15, 2018. Interest will be deemed to accrue from June 15, 2018, as if the 2021 September New Notes had been issued on such date, or, if interest has already been paid on the 2021 September Original Notes as of a later date, from the date it was most recently paid. The 2021 September New Notes record dates for interest payments are June 1 and December 1 and will mature on December 15, 2021. The terms and conditions of the 2021 September New Notes are substantially identical to the terms and conditions of the 2021 September Original Notes governed by the 2021 September Original Notes Indenture except that the 2021 September New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2021 September New Notes will be automatically exchanged for an equal aggregate principal amount of 5.125% senior notes due 2021 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2021 September New Notes Indenture. The foregoing description of the 2021 September New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2021 September New Notes Indenture, a copy of which is filed as Exhibit 4.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 7.750% Senior Notes due 2025

On October 18, 2018, the Senior Notes Co-Issuers, indirect, wholly-owned subsidiaries of Altice USA, exchanged $610,698,000 aggregate principal amount of their 7.750% senior notes due 2025 (the “2025 Original Notes”) governed by the 2025 Original Notes Indenture for an equal aggregate principal amount of the Senior Notes Co-Issuers’ new 7.750% senior notes due 2025 (the “2025 New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2025 Original Notes accepted for exchange have been cancelled.

The 2025 New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2025 New Notes Indenture”), between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee. The 2025 New Notes bear interest at a rate of 7.750% per annum and will pay interest semi-annually on January 15 and July 15 of each year, commencing on January 15, 2019. Interest will be deemed to accrue from July 15, 2018, as if the 2025 New Notes had been issued on such date, or, if interest has already been paid on the 2025 Original Notes as of a later date, from the date it was most recently paid. The 2025 New Notes record dates for interest payments are January 1 and July 1 and will mature on July 15, 2025. The terms and conditions of the 2025 New Notes are substantially identical to the terms and conditions of the 2025 Original Notes governed by the 2025 Original Notes Indenture except that the 2025 New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2025 New Notes will be automatically exchanged for an equal aggregate principal amount of 7.750% senior notes due 2025 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2025 New Notes Indenture. The foregoing description of the 2025 New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2025 New Notes Indenture, a copy of which is filed as Exhibit 4.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture for 7.500% Senior Notes due 2028

On October 18, 2018, the Senior Notes Co-Issuers, indirect, wholly-owned subsidiaries of Altice USA, exchanged $1,045,443,000 aggregate principal amount of their 7.500% senior notes due 2028 (the “2028 Original Notes”) governed by the 2028 Original Notes Indenture for an equal aggregate principal amount of the Senior Notes Co-Issuers’ new 7.500% senior notes due 2028 (the “2028 New Notes”), in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to “qualified institutional buyers” and Regulation S under the Securities Act of 1933, as amended. The 2028 Original Notes accepted for exchange have been cancelled.

The 2028 New Notes were issued pursuant to an indenture, dated as of October 18, 2018 (the “2028 New Notes Indenture”), between and among the Senior Notes Co-Issuers and Deutsche Bank Trust Company Americas, as trustee. The 2028 New Notes bear interest at a rate of 7.500% per annum and will pay interest semi-annually on April 1 and October 1 of each year, commencing on April 1, 2019. Interest will be deemed to accrue from October 1, 2018, as if the 2028 New Notes had been issued on such date, or, if interest has already been paid on the 2028 Original Notes as of a later date, from the date it was most recently paid. The 2028 New Notes record dates for interest payments are March 15 and September 15 and will mature on April 1, 2028. The terms and conditions of the 2028 New Notes are substantially identical to the terms and conditions of the 2028 Original Notes governed by the 2028 Original Notes Indenture except that the 2028 New Notes Indenture includes an exchange feature pursuant to which, upon the occurrence of the Combination, the 2028 New Notes will be automatically exchanged for an equal aggregate principal amount of 7.500% senior notes due 2028 issued by CSC Holdings, LLC under an indenture substantially in the form of Exhibit E to the 2028 New Notes Indenture. The foregoing description of the 2028 New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the 2028 New Notes Indenture, a copy of which is filed as Exhibit 4.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Sixth Amendment to Credit Agreement

On October 15, 2018 (the “Effective Date”), CSC Holdings, LLC (the “Borrower”), an indirect wholly-owned subsidiary of Altice USA, entered into a Sixth Amendment to Credit Agreement (Incremental Loan Assumption Agreement), by and among the Borrower, Goldman Sachs Bank USA, as additional lender and JPMorgan Chase Bank, N.A. as administrative agent (the “Sixth Amendment”). The Sixth Amendment amends and supplements the Borrower’s credit agreement, dated as of October 9, 2015, by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time (as amended, restated, modified or supplemented from time to time and as further amended by the Sixth Amendment, the “Credit Agreement”).

The Sixth Amendment provides for, among other things, new Incremental Term Loan Commitments (as defined in the Credit Agreement) in an aggregate principal amount of $1,275 million, which are available to the Borrower from the Effective Date until July 15, 2019 (the “Incremental Term Loans”) subject to customary conditions precedents. The Incremental Term Loans may be comprised of eurodollar borrowings or alternative base rate borrowings, and will bear interest at a rate per annum equal to the Adjusted LIBO Rate or the Alternate Base Rate, as applicable, plus the applicable margin, where the applicable margin is (i) with respect to any alternate base rate loan, 1.25% per annum and (ii) with respect to any eurodollar loan, 2.25% per annum. Voluntary prepayments of the Incremental Term Loans in connection with certain repricing transactions on or prior to the date that is six months after the draw date will be subject to a call premium of 1.0%. The Incremental Term Loans will mature on January 15, 2026. Proceeds from borrowings under the Incremental Term Loans will be used to repay all outstanding borrowings under the term loan facility available under the credit facilities agreement dated as of June 12, 2015 by and among, inter alios, Altice US Finance I Corporation as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, as amended.

The foregoing summary of the terms of the Sixth Amendment does not purport to be complete and is qualified in its entirety by the Sixth Amendment (including in the respective schedules thereto), which is attached as Exhibit 4.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	2023 Supplemental Indenture, dated as of October 17, 2018, between Altice US Finance I Corporation, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.2	2026 Supplemental Indenture, dated as of October 17, 2018, between Altice US Finance I Corporation, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.3

2025 Supplemental Indenture, dated as of October 17, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.4

2028 Supplemental Indenture, dated as of October 17, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.5	2023 New Notes Indenture, dated as of October 18, 2018, between, inter alios, Altice US Finance I Corporation, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.6	2026 New Notes Indenture, dated as of October 18, 2018, between, inter alios, Altice US Finance I Corporation, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.7

2021 May New Notes Indenture, dated as of October 18, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.8

2021 September New Notes Indenture, dated as of October 18, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.9

2025 New Notes Indenture, dated as of October 18, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.10

2028 New Notes Indenture, dated as of October 18, 2018, between Cequel Communications Holdings I, LLC and Cequel Capital Corporation, as Co-Issuers and Deutsche Bank Trust Company Americas, as Trustee.

4.11	Sixth Amendment, dated as of October 15, 2018, between, inter alios, CSC Holdings, LLC as Borrower, Goldman Sachs Bank USA as Additional Lender and JPMorgan Chase Bank, N.A. as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: October 19, 2018	By:	/s/ David Connolly

Executive Vice President and General Counsel